UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 12, 2025
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

234 1st Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
On November 12, 2025, Mr. Christopher Lapointe, SoFi Technologies, Inc.’s (the “Company”) Chief Financial Officer, entered into a prepaid variable forward contract (the “contract”) with an unaffiliated third-party dealer (the “dealer”) on 500,000 shares of the Company’s common stock, $0.0001 par value per share (the “Company Common Stock”), representing less than 0.05% of the Company’s total outstanding shares. The transaction represents a contract by which Mr. Lapointe will receive an upfront cash payment and must, when the contract matures in approximately two years, settle any obligations under the contract.

Specifically, the contract is scheduled to mature on or about November 12, 2027 (the “maturity date”), at which time, Mr. Lapointe may deliver shares of the Company's Common Stock or elect to settle the contract in cash. The amount of such delivery of shares or cash payment will be determined by the share price of the Company Common Stock on the maturity date. Mr. Lapointe pledged 500,000 shares of the Company's Common Stock (the “Pledged Shares”) to secure his obligations under the contract. In exchange for assuming this obligation, Mr. Lapointe will receive an upfront cash payment of $11,771,830. Mr. Lapointe will retain all voting, dividend, and other rights in the Pledged Shares during the term of the pledge.

If Mr. Lapointe elects to deliver shares of the Company’s Common Stock, the number of shares will be determined based on the price of the Company's Common Stock relative to the floor price of $25.38 per share and the cap price of $50.58 per share. This means that if, on or about November 12, 2027, the per share price of the Company’s Common Stock is (i) $50.58, Mr. Lapointe could surrender 250,890 shares, or (ii) $25.38 or lower, Mr. Lapointe could surrender 500,000 shares. Mr. Lapointe will not participate in the performance of the Pledged Shares above the cap price of $50.58 or below the floor price of $25.38 unless he elects to settle the contract in cash.

From time to time, Mr. Lapointe may enter into prepaid variable forward contracts because the structure provides liquidity while also allowing him to maintain all voting, dividend, and other rights in the Company Common Stock. A majority of Mr. Lapointe’s compensation is in the form of Company equity, and he has not sold any Company Common Stock since joining the Company in 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: November 13, 2025	By:	/s/ Anthony Noto
	Name:	Anthony Noto
	Title:	Chief Executive Officer